UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-3275

                       SMITH BARNEY INVESTMENT FUNDS INC.
               (Exact name of registrant as specified in charter)

                      125 Broad Street, New York, NY 10004
              (Address of principal executive offices) (Zip code)

                             Robert I. Frenkel, Esq.
                        Smith Barney Fund Management LLC
                            300 First Stamford Place
                               Stamford, CT 06902
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 451-2010

                     Date of fiscal year end: SEPTEMBER 30
                  Date of reporting period: SEPTEMBER 30, 2003

ITEM 1. REPORT TO STOCKHOLDERS.

         The ANNUAL Report to Stockholders is filed herewith.




                                  SMITH BARNEY
                              SMALL CAP VALUE FUND

             STYLE PURE SERIES | ANNUAL REPORT | SEPTEMBER 30, 2003




                         Logo: Smith Barney Mutual Funds
                 Your Serious Money. Professionally Managed.(R)


Your Serious Money. Professionally Managed.(R) IS A REGISTERED SERVICE MARK OF CITIGROUP GLOBAL MARKETS INC.


             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE

PHOTO OF: PETER J. HABLE
CO-PORTFOLIO MANAGER

PHOTO OF: THOMAS B. DRISCOLL III
CO-PORTFOLIO MANAGER

Style Pure Series

Annual Report o September 30, 2003

SMITH BARNEY
SMALL CAP VALUE FUND

PETER J. HABLE

Peter Hable has more than 20 years of securities business experience and has managed the Fund since its inception. Education: BS in Economics from Southern Methodist University, MBA from the University of Pennsylvania's Wharton School of Finance.

THOMAS B. DRISCOLL III

Thomas Driscoll has more than 7 years of securities business experience and has co-managed the Fund since April 18, 2002. Education: BS from Drew University, MBA from the University of California, Davis.

FUND OBJECTIVE

The fund seeks long-term capital growth. Under normal conditions the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in common stock and other equity securities of smaller capitalized U.S. companies. Smaller capitalized companies are those whose market capitalizations at the time of investment are no greater than the market capitalization of companies in the Russell 2000 Value Index.*

FUND FACTS

FUND INCEPTION
-----------------------------
February 26, 1999

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
-----------------------------
20 Years (Peter J. Hable)
 7 Years (Thomas B. Driscoll)



*The Russell 2000 Value Index measures the performance of those Russell 2000
 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.)


WHAT'S INSIDE

LETTER FROM THE CHAIRMAN .......................   1
MANAGER OVERVIEW ...............................   2
FUND PERFORMANCE ...............................   4
HISTORICAL PERFORMANCE .........................   5
SCHEDULE OF INVESTMENTS ........................   6
STATEMENT OF ASSETS AND LIABILITIES ............  11
STATEMENT OF OPERATIONS ........................  12
STATEMENTS OF CHANGES IN NET ASSETS ............  13
NOTES TO FINANCIAL STATEMENTS ..................  14
FINANCIAL HIGHLIGHTS ...........................  21
INDEPENDENT AUDITORS' REPORT ...................  25
ADDITIONAL INFORMATION .........................  26
TAX INFORMATION ................................  29

                             LETTER FROM THE CHAIRMAN

PHOTO OF: R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

The philosopher Bertrand Russell famously remarked that, "Change is one thing, progress is another." You will notice in the following pages that we have begun to implement some changes to your shareholder report and we will be reflecting other changes in future reports. Our aim is to make meaningful improvements in reporting on the management of your fund and its performance, not just to enact change for change's sake. Please bear with us during this transition period.

We know that you have questions about fund managers' decisions and plans, and we want to be sure that you have easy access to the information you need. Keeping investors informed is, and always will be, one of my top priorities as Chairman of your fund. To that end, we encourage you to go to our website: www.smithbarneymutualfunds.com where you can find additional insight on your fund.

We invite you to read this report in full. Please take the opportunity to talk to your financial adviser about this report or any other questions or concerns you have about your fund and your financial future. As always, thank you for entrusting your assets to us. We look forward to helping you continue to meet your financial goals. Please read on to learn more about your fund's performance and the Manager's strategy.

Sincerely,

/s/ R. Jay Gerken, CFA

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

October 10, 2003


            1 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Annual Report

                                MANAGER OVERVIEW

PERFORMANCE REVIEW

For the 12 months ended September 30, 2003, Class A shares of the Smith Barney Small Cap Value Fund, without sales charges, returned 27.98%. The fund underperformed its unmanaged benchmark, the Russell 2000 Value Index,(i) which returned 31.66% for the same period, and its Lipper peer group of small cap core funds, which returned 32.02% for the same period.(1)

The reason for the fund's underperformance is fairly straightforward. As of the end of September, the market for small capitalization stocks was characterized by dramatic outperformance by companies with the lowest share prices, smallest capitalizations (market capitalization is a measure of the size of a company determined by multiplying its share price by the number of outstanding shares), highest volatility and no earnings. This has presented one of the most difficult periods for active mutual fund managers trying to beat a small cap benchmark, since it is very difficult and we believe imprudent to have a large concentration in these more illiquid, speculative stocks. To date, this situation has left the fund with historically higher absolute returns, but behind its Russell 2000 Value Index benchmark in relative terms.

MARKET OVERVIEW

Small capitalization stocks have now been outperforming their larger cap brethren in general for over three years. This period of relative outperformance by small cap stocks has narrowed the extreme valuation gap that has existed between small and large cap companies since 1998. In our opinion, however, small cap stocks are still priced at compelling levels relative to large-cap stocks. Valuation comparisons of price-to-sales and price-to-book value between small and large companies still support this theme. Other metrics such as price-to-earnings and price-to-cash flow are less compelling.

One of the more interesting aspects of small cap investing over the last few years has been the dramatic outperformance of small cap value stocks relative to small cap growth stocks. This year showed very nice performance from both styles, but with small cap growth winning the race: Small cap growth stocks, as measured by the Russell 2000 Growth Index,(ii) returned 41.72% for the year ended September 30th, outperforming small cap value stocks which, as measured by the Russell 2000 Value Index, returned 31.66% for the same period. When the stock market bubble of the 1990s burst, small cap growth stocks were at the epicenter of the market correction. This year, growth-oriented investing's signature sectors, technology (especially internet-related stocks) and biotechnology, have generally rebounded and dominated small cap performance, with the most dramatic outperformance typically coming from the smallest issues in these sectors.

As to the economy, very high levels of monetary and fiscal stimulus are at work. We have seen evidence of this in an increase in capital spending and the re-building of inventories by companies.

In terms of specific holdings, among the biggest positive contributors to the fund's performance for the period were shares of THE PANTRY, INC., NAVISTAR INTERNATIONAL CORP., and THE NEIMAN MARCUS GROUP, INC. While the fund's performance overall for the period was positive, some holdings detracted from performance. Stocks that detracted the most from the fund's performance were ATLANTIC COAST AIRLINES HOLDINGS INC., DILLARD'S, INC., and LIFEPOINT HOSPITALS, INC. At the close of the period, the fund still held shares of all of the companies listed as positive contributors and had sold all its shares of companies listed as detractors except for Dillard's.



(1) Lipper is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended September 30, 2003, calculated among 504 funds in the small cap core funds category with reinvestment of dividends and capital gains excluding sales charges.

            2 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Annual Report

PORTFOLIO UPDATE

In structuring the portfolio, we have positioned the fund in sectors that we believe will benefit from an unfolding economic recovery, with a particular focus on those companies that could benefit from a rebound in corporate spending. As the economy has begun to recover, we have seen a resurgence of corporate capital expenditures. Consequently, the fund has a significant overweight in the Producer Durables sector (also known as "Industrials") with its largest positions in NAVISTAR INTERNATIONAL CORP., CRANE CO., PENTAIR, INC., and AGCO CORP. In addition, the fund is overweighted in Technology and Basic Materials, which is also leveraged to this trend. The fund's largest holdings in these sectors include: IKON OFFICE SOLUTIONS, INC., ELECTRONICS FOR IMAGING, INC., HARSCO CORP. and SMURFIT-STONE CONTAINER CORP. To further position the fund to benefit from a possible upturn in economic activity, the fund is overweighted in Consumer Discretionary sector stocks, with its largest holdings in THE NEIMAN MARCUS GROUP, INC., SAUER-DANFOSS, INC., THE TIMBERLAND CO., FURNITURE BRANDS INTERNATIONAL, INC. and LINENS 'N THINGS, INC. Finally, the fund is overweighted in the Healthcare sector, specifically in the Healthcare Management Services and Healthcare Services sub-sectors. The fund's largest holdings in this area include APRIA HEALTHCARE GROUP INC., CROSS COUNTRY HEALTHCARE, INC. and REHABCARE GROUP, INC. We believe that increased spending on healthcare services is a long-term growth trend.

With an increase in economic activity, we expect an increase in interest rates and a steepening of the yield curve.(iii) Consequently, we have underweighted those sectors that we believe will be negatively impacted by rising interest rates, in particular the financial sector. The largest underweights within this sector are the Savings and Loans sub-sector, and those banks that focus on mortgage origination. The fund is also underweighted in Real Estate Investment Trusts ("REITs") because of what we believe to be high REIT stock valuations and the potential for rotation away from REITs as the economy may improve. Finally, the fund is underweighted in the utilities sector because of what we perceive to be high valuations, increasing interest rates and a difficult regulatory environment.

Thank you for your investment in the Smith Barney Small Cap Value Fund. We appreciate your confidence and we value our relationship with you.

Sincerely,

/s/ Peter J. Hable         /s/ Thomas B. Driscoll
Peter J. Hable             Thomas B. Driscoll III
Vice President and         Vice President and
Investment Officer         Investment Officer

October 10, 2003

The information provided in this letter by the Investment Adviser is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of September 30, 2003 and are subject to change. Please refer to pages 6 through 10 for a list and percentage breakdown of the fund's holdings.

(i) The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Please note that an investor cannot invest directly in an index.

(ii) The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Please note that an investor cannot invest directly in an index.

(iii) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

            3 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Annual Report


 Average Annual Total Returns+ (unaudited)



                                                       WITHOUT SALES CHARGES(1)
                                    ------------------------------------------------------------------------
                                     CLASS A           CLASS B           CLASS L          CLASS Y
============================================================================================================
Twelve Months Ended 9/30/03           27.98%           27.12%            27.05%             N/A
------------------------------------------------------------------------------------------------------------
Inception* through 9/30/03            14.13            13.28             13.27            25.39%++
============================================================================================================


                                                         WITH SALES CHARGES(2)
                                    ------------------------------------------------------------------------
                                     CLASS A           CLASS B           CLASS L          CLASS Y
============================================================================================================
Twelve Months Ended 9/30/03           21.59%           22.12%            24.83%             N/A
------------------------------------------------------------------------------------------------------------
Inception* through 9/30/03            12.86            13.14             13.01            25.39%++
============================================================================================================


 Cumulative Total Returns+ (unaudited)



                                                 WITHOUT SALES CHARGES(1)
===========================================================================
Class A (Inception* through 9/30/03)                      83.44%
---------------------------------------------------------------------------
Class B (Inception* through 9/30/03)                      77.26
---------------------------------------------------------------------------
Class L (Inception* through 9/30/03)                      77.19
---------------------------------------------------------------------------
Class Y (Inception* through 9/30/03)                      25.39
===========================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Inception date for Class A, B and L shares is February 26,1999. Inception date for Class Y shares is April 14, 2003.

++ Total return is not annualized, as it may not be representative of the total return for the year.

            4 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Annual Report


Historical Performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A, B AND L SHARES OF THE
SMITH BARNEY SMALL CAP VALUE FUND VS. THE RUSSELL 2000 VALUE INDEX+
-------------------------------------------------------------------------------
                         February 1999 -- September 2003

Line Chart:

                SMITH BARNEY        SMITH BARNEY        SMITH BARNEY
                 SMALL CAP           SMALL CAP           SMALL CAP
                VALUE FUND--        VALUE FUND--        VALUE FUND--       RUSSELL 2000
               CLASS A SHARES      CLASS B SHARES      CLASS L SHARES       VALUE INDEX
Feb 26, 1999         9500               10000                9896             10000
Sep 1999            10083               10570               10460             10656
Sep 2000            12575               13075               12939             12292
Sep 2001            12984               13405               13265             12982
Sep 2002            13617               13944               13801             12792
Sep 2003            17427               17626               17534             16842

+ Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on February 26, 1999, assuming deduction of the maximum 5.00% and 1.00% sales charge at the time of investment for Class A and L shares, respectively, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through September 30, 2003. The Russell 2000 Value Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies with less-than-average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

     ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

            5 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Annual Report


Schedule of Investments                                                       September 30, 2003


     SHARES                   SECURITY                                                  VALUE
------------------------------------------------------------------------------------------------

COMMON STOCK -- 92.4%

AEROSPACE AND DEFENSE -- 1.1%
      28,100     Alliant Techsystems Inc.*                                          $ 1,350,205
     150,000     HEICO Corp., Class A Shares                                          1,680,000
      42,200     Mercury Computer Systems, Inc.*                                        900,126
------------------------------------------------------------------------------------------------
                                                                                      3,930,331
------------------------------------------------------------------------------------------------
AIRLINES -- 1.2%
     253,200     SkyWest, Inc.                                                        4,385,424
------------------------------------------------------------------------------------------------
AUTO COMPONENTS -- 2.7%
      26,000     BorgWarner, Inc.                                                     1,764,100
      66,700     Cooper Tire & Rubber Co.                                             1,058,529
     351,700     Sauer-Danfoss, Inc.                                                  4,958,970
     131,000     Wabtec Corp.                                                         2,076,350
------------------------------------------------------------------------------------------------
                                                                                      9,857,949
------------------------------------------------------------------------------------------------
BANKS -- 8.6%
      67,300     AMCORE Financial, Inc.                                               1,693,268
      95,100     CCBT Financial Cos. Inc.                                             2,387,010
      55,400     Corus Bankshares, Inc.                                               2,963,900
      96,700     Cullen/Frost Bankers, Inc.                                           3,600,141
      80,800     Downey Financial Corp.                                               3,775,784
      69,700     First Charter Corp.                                                  1,366,120
      88,600     First State Bancorp.                                                 2,623,446
      35,000     IBERIABANK Corp.                                                     1,841,700
     119,200     Pacific Capital Bancorp                                              3,634,408
      68,675     Sterling Bancorp                                                     1,848,044
     110,400     Umpqua Holdings Corp.                                                2,100,912
      86,600     Webster Financial Corp.                                              3,453,608
------------------------------------------------------------------------------------------------
                                                                                     31,288,341
------------------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 2.0%
     217,400     Crane Co.                                                            5,089,334
     330,300     Patrick Industries, Inc.*                                            2,285,676
------------------------------------------------------------------------------------------------
                                                                                      7,375,010
------------------------------------------------------------------------------------------------
CHEMICALS -- 1.7%
     120,800     A. Schulman, Inc.                                                    1,915,888
      66,000     Cabot Corp.                                                          1,881,660
      76,800     The Lubrizol Corp.                                                   2,492,160
------------------------------------------------------------------------------------------------
                                                                                      6,289,708
------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 3.9%
     113,700     John H. Harland Co.                                                  3,009,639
     350,900     Labor Ready, Inc.*                                                   3,526,545
      99,600     Learning Tree International, Inc.*                                   1,670,292
      79,100     MedQuist Inc.*                                                       1,531,376
      31,500     Stonepath Group, Inc.*                                                  80,325
     113,185     United Stationers Inc.*                                              4,264,811
------------------------------------------------------------------------------------------------
                                                                                     14,082,988
------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 2.1%
     309,700     3Com Corp.*                                                          1,827,230
     121,000     Bel Fuse Inc.                                                        3,196,820


                       See Notes to Financial Statements.

            6 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Annual Report



Schedule of Investments (continued)                                    September 30, 2003


     SHARES                       SECURITY                                         VALUE
-----------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 2.1% (CONTINUED)
      66,200     Black Box Corp.                                             $ 2,635,422
-----------------------------------------------------------------------------------------
                                                                               7,659,472
-----------------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 1.8%
     152,100     Electronics for Imaging, Inc.*                                3,546,972
      27,200     Imation Corp.                                                   888,080
     169,600     Rimage Corp.*                                                 2,281,120
-----------------------------------------------------------------------------------------
                                                                               6,716,172
-----------------------------------------------------------------------------------------
CONSTRUCTION AND ENGINEERING -- 0.9%
      40,300     EMCOR Group, Inc.*                                            1,714,765
      80,300     Granite Construction Inc.                                     1,500,004
-----------------------------------------------------------------------------------------
                                                                               3,214,769
-----------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS -- 0.5%
      39,200     Centex Construction Products, Inc.                            1,751,064
-----------------------------------------------------------------------------------------
CONTAINERS AND PACKAGING -- 1.9%
      89,000     AptarGroup, Inc.                                              3,265,410
     240,500     Smurfit-Stone Container Corp.*                                3,602,690
-----------------------------------------------------------------------------------------
                                                                               6,868,100
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 0.4%
      60,500     Waddell & Reed Financial, Inc., Class A Shares                1,425,985
-----------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.3%
     100,000     Citizens Communications Co.*                                  1,121,000
-----------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.9%
     168,100     El Paso Electric Co.*                                         1,941,555
      42,500     MGE Energy, Inc.                                              1,286,050
-----------------------------------------------------------------------------------------
                                                                               3,227,605
-----------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 5.1%
      93,000     Cognex Corp.                                                  2,444,970
     225,700     I.D. Systems, Inc.*                                           1,911,679
      55,300     Millipore Corp.*                                              2,547,118
     165,700     MTS Systems Corp.                                             2,521,954
     156,700     Richardson Electronics, Ltd.                                  1,661,020
     115,900     Roper Industries, Inc.                                        5,047,445
      80,400     Tech Data Corp.*                                              2,480,340
-----------------------------------------------------------------------------------------
                                                                              18,614,526
-----------------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 0.4%
     155,000     Superior Energy Services, Inc.*                               1,519,000
-----------------------------------------------------------------------------------------
FOOD AND DRUG RETAILING -- 0.9%
     271,800     The Pantry, Inc.*                                             3,286,062
-----------------------------------------------------------------------------------------
FOOD PRODUCTS -- 2.9%
      76,678     Dean Foods Co.*                                               2,379,318
     146,100     Hain Celestial Group, Inc.*                                   2,648,793
      98,100     Interstate Bakeries Corp.                                     1,471,500
     196,700     Sensient Technologies Corp.                                   4,130,700
-----------------------------------------------------------------------------------------
                                                                              10,630,311
-----------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

            7 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Annual Report



Schedule of Investments (continued)                                         September 30, 2003


     SHARES                        SECURITY                                             VALUE
----------------------------------------------------------------------------------------------
GAS UTILITIES -- 1.4%
      73,000     New Jersey Resources Corp.                                       $ 2,630,920
      90,900     Northwest Natural Gas Co.                                          2,636,100
----------------------------------------------------------------------------------------------
                                                                                    5,267,020
----------------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS AND SERVICES -- 6.7%
      75,700     AMERIGROUP Corp.*                                                  3,378,491
     159,600     Apria Healthcare Group Inc.*                                       4,369,848
     299,600     Cross Country Healthcare, Inc.*                                    4,221,364
      85,000     Health Net Inc.*                                                   2,691,950
     260,600     Hooper Holmes, Inc.                                                1,732,990
     119,800     National Dentex Corp.*                                             2,609,843
     195,400     RehabCare Group, Inc.*                                             3,331,570
     414,100     VitalWorks Inc.*                                                   2,174,025
----------------------------------------------------------------------------------------------
                                                                                   24,510,081
----------------------------------------------------------------------------------------------
HOTELS/RESTAURANTS/LEISURE -- 1.5%
     216,600     Benihana Inc., Class A Shares*                                     2,350,110
     195,800     Extended Stay America, Inc.*                                       2,923,294
----------------------------------------------------------------------------------------------
                                                                                    5,273,404
----------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 1.2%
     181,500     Furniture Brands International, Inc.*                              4,374,150
----------------------------------------------------------------------------------------------
INSURANCE -- 4.8%
     178,700     CNA Surety Corp.*                                                  1,795,935
      72,500     Direct General Corp.*                                              1,817,575
     120,700     The Midland Co.                                                    2,570,910
     194,600     Ohio Casualty Corp.*                                               2,821,700
     108,600     RLI Corp.                                                          3,575,112
     114,500     Scottish Re Group Ltd.                                             2,765,175
      46,600     Triad Guaranty Inc.*                                               2,287,128
----------------------------------------------------------------------------------------------
                                                                                   17,633,535
----------------------------------------------------------------------------------------------
IT CONSULTING AND SERVICES -- 0.3%
     108,300     Perot Systems Corp., Class A Shares*                               1,083,000
----------------------------------------------------------------------------------------------
MACHINERY -- 12.0%
     269,300     AGCO Corp.*                                                        4,615,802
     139,600     Albany International Corp., Class A Shares                         4,305,264
      53,900     Cummins Inc.                                                       2,394,777
     101,800     Harsco Corp.                                                       3,916,246
     111,400     IDEX Corp.                                                         4,059,416
     172,900     Kaydon Corp.                                                       4,104,646
     107,000     Lindsay Manufacturing Co.                                          2,150,700
      67,500     The Manitowoc Co., Inc.                                            1,464,075
     141,100     Mueller Industries, Inc.*                                          3,590,995
     148,700     Navistar International Corp.*                                      5,543,536
     118,400     Pentair, Inc.                                                      4,720,608
      62,700     Thomas Industries Inc.                                             1,788,204
      85,400     The Timken Co.                                                     1,301,496
----------------------------------------------------------------------------------------------
                                                                                   43,955,765
----------------------------------------------------------------------------------------------
MARINE -- 0.6%
      81,200     Kirby Corp.*                                                       2,330,440
----------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

            8 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Annual Report



Schedule of Investments (continued)                                       September 30, 2003



     SHARES                          SECURITY                                         VALUE
--------------------------------------------------------------------------------------------
METALS AND MINING -- 0.8%
     124,100     Gibraltar Steel Corp.                                          $ 2,735,164
--------------------------------------------------------------------------------------------
MULTILINE RETAIL -- 2.5%
     242,075     Dillard's, Inc., Class A Shares                                  3,384,209
     135,900     The Neiman Marcus Group, Inc., Class A Shares*                   5,667,030
--------------------------------------------------------------------------------------------
                                                                                  9,051,239
--------------------------------------------------------------------------------------------
OFFICE ELECTRONICS -- 1.0%
     519,700     IKON Office Solutions, Inc.                                      3,799,007
--------------------------------------------------------------------------------------------
OIL AND GAS -- 1.5%
      33,628     Newfield Exploration Co.*                                        1,297,032
     195,333     XTO Energy, Inc.                                                 4,100,039
--------------------------------------------------------------------------------------------
                                                                                  5,397,071
--------------------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.8%
     192,700     Pope & Talbot, Inc.                                              2,913,624
--------------------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 1.5%
     287,350     Steiner Leisure Ltd.*                                            5,505,626
--------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 0.7%
     154,700     Bentley Pharmaceuticals, Inc.*                                   2,513,875
--------------------------------------------------------------------------------------------
REAL ESTATE -- 5.9%
     109,100     American Land Lease, Inc.                                        2,012,895
      66,000     Cousins Properties, Inc.                                         1,831,500
      35,800     Developers Diversified Realty Corp.                              1,069,346
      76,900     Duke Realty Corp.                                                2,245,480
     157,500     Equity One, Inc.                                                 2,677,500
     245,300     Host Marriott Corp.*                                             2,632,069
     150,000     LaSalle Hotel Properties                                         2,599,500
      65,100     Liberty Property Trust                                           2,407,398
     140,200     Mission West Properties Inc.                                     1,732,872
      51,700     Pan Pacific Retail Properties, Inc.                              2,223,100
--------------------------------------------------------------------------------------------
                                                                                 21,431,660
--------------------------------------------------------------------------------------------
ROAD AND RAIL -- 1.5%
     133,300     Arkansas Best Corp.                                              3,665,750
     105,000     Covenant Transport, Inc., Class A Shares*                        1,932,000
--------------------------------------------------------------------------------------------
                                                                                  5,597,750
--------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 0.6%
      72,300     Exar Corp.*                                                      1,021,599
     162,000     Lattice Semiconductor Corp.*                                     1,151,820
--------------------------------------------------------------------------------------------
                                                                                  2,173,419
--------------------------------------------------------------------------------------------
SOFTWARE -- 2.5%
      60,400     Ansys, Inc.*                                                     2,146,616
     116,600     Inet Technologies, Inc.*                                         1,508,804
     110,750     JDA Software Group, Inc.*                                        1,646,853
     225,600     Moldflow Corp.*                                                  2,118,384
     151,700     NetIQ Corp.*                                                     1,811,298
--------------------------------------------------------------------------------------------
                                                                                  9,231,955
--------------------------------------------------------------------------------------------



                       See Notes to Financial Statements.

            9 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Annual Report


Schedule of Investments (continued)                                                September 30, 2003



     SHARES                           SECURITY                                               VALUE
-----------------------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 3.2%
     167,800     American Eagle Outfitters, Inc.*                                      $  2,493,508
     143,800     The Buckle, Inc.                                                          2,769,588
      58,000     Deb Shops, Inc.                                                           1,064,300
     178,400     Linens `n Things, Inc.*                                                   4,242,352
     161,900     Syms Corp.*                                                               1,058,826
-----------------------------------------------------------------------------------------------------
                                                                                          11,628,574
-----------------------------------------------------------------------------------------------------
TEXTILES AND APPAREL -- 2.1%
     110,900     OshKosh B'Gosh, Inc., Class A Shares                                      2,852,348
     110,800     The Timberland Co., Class A Shares*                                       4,726,728
-----------------------------------------------------------------------------------------------------
                                                                                           7,579,076
-----------------------------------------------------------------------------------------------------
                 TOTAL COMMON STOCK
                 (Cost-- $277,843,579)                                                   337,229,252
=====================================================================================================

      FACE
     AMOUNT                           SECURITY                                               VALUE
=====================================================================================================
U.S. TREASURY BILLS (A)(B)-- 0.2%
$   550,000      U.S. Treasury Bills, 0.945% due 12/18/03 (Cost-- $548,886)                  548,988
=====================================================================================================
REPURCHASE AGREEMENT (A) -- 7.4%
27,169,000       Merrill Lynch & Co., Inc., 0.950% due 10/1/03; Proceeds at
                   maturity-- $27,169,717; (Fully collateralized by
                   U.S. Treasury Bills, Notes, and Bonds, 0.000% to 7.500%
                   due 10/2/03 to 11/15/16; Market value-- $27,712,421)
                   (Cost-- $27,169,000)                                                  27,169,000
=====================================================================================================
                 TOTAL INVESTMENTS -- 100.0%
                 (Cost-- $305,561,465**)                                               $364,947,240
=====================================================================================================

*    Non-income producing security.
(a) All or a portion of this security has been segregated for open futures contracts commitments (Note 6).
(b) All or a portion of this security is held as collateral for open futures contracts commitments (Note 6).
**   Aggregate cost for Federal income tax purposes is $305,496,842.

                       See Notes to Financial Statements.

            10 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Annual Report


Statement of Assets and Liabilities                                                            September 30, 2003
ASSETS:
     Investments, at value (Cost-- $305,561,465)                                                    $ 364,947,240
     Cash                                                                                                     418
     Receivable for securities sold                                                                     6,351,343
     Receivable for Fund shares sold                                                                      840,243
     Dividends and interest receivable                                                                    280,592
------------------------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                                     372,419,836
------------------------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities purchased                                                                   2,588,841
     Payable for Fund shares reacquired                                                                   258,801
     Management fee payable                                                                               230,945
     Payable to broker-- variation margin                                                                 120,375
     Distribution plan fees payable                                                                        90,284
     Accrued expenses                                                                                      81,007
------------------------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                                                  3,370,253
------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                     $369,049,583
==================================================================================================================

NET ASSETS:
     Par value of capital shares                                                                     $     20,419
     Capital paid in excess of par value                                                              293,456,160
     Undistributed net investment income                                                                   64,621
     Accumulated net realized gain from investment transactions, options and futures contracts         16,590,946
     Net unrealized appreciation of investments and futures contracts                                  58,917,437
------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                     $369,049,583
==================================================================================================================

SHARES OUTSTANDING:
     Class A                                                                                            5,580,086
     -------------------------------------------------------------------------------------------------------------
     Class B                                                                                            7,320,201
     -------------------------------------------------------------------------------------------------------------
     Class L                                                                                            6,219,021
     -------------------------------------------------------------------------------------------------------------
     Class Y                                                                                            1,299,992
     -------------------------------------------------------------------------------------------------------------

NET ASSET VALUE:
     Class A (and redemption price)                                                                        $18.24
     -------------------------------------------------------------------------------------------------------------
     Class B *                                                                                             $17.99
     -------------------------------------------------------------------------------------------------------------
     Class L *                                                                                             $17.98
     -------------------------------------------------------------------------------------------------------------
     Class Y (and redemption price)                                                                        $18.27
     -------------------------------------------------------------------------------------------------------------

MAXIMUM PUBLIC OFFERING PRICE PER SHARE:

     Class A (net asset value plus 5.26% of net asset value)                                               $19.20
     -------------------------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value)                                               $18.16
==================================================================================================================


* Redemption price is NAV of Class B and L shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).


                       See Notes to Financial Statements.

            11 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Annual Report


Statement of Operations                                   For the Year Ended September 30, 2003

INVESTMENT INCOME:
     Dividends                                                                      $ 4,409,726
     Interest                                                                           234,707
------------------------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                                                          4,644,433
------------------------------------------------------------------------------------------------
EXPENSES:
     Distribution plan fees (Note 7)                                                  2,360,966
     Management fee (Note 2)                                                          2,253,468
     Shareholder servicing fees (Note 7)                                                396,816
     Shareholder communications (Note 7)                                                 71,139
     Registration fees                                                                   45,459
     Custody                                                                             32,785
     Audit and legal                                                                     27,383
     Directors' fees                                                                     18,884
     Other                                                                                6,402
------------------------------------------------------------------------------------------------
     TOTAL EXPENSES                                                                   5,213,302
------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                    (568,869)
------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
OPTIONS AND FUTURES CONTRACTS (NOTES 3, 5 AND 6):
     Realized Gain From:
        Investment transactions                                                      17,575,170
        Options purchased                                                               292,804
        Futures contracts                                                             3,248,550
------------------------------------------------------------------------------------------------
     NET REALIZED GAIN                                                               21,116,524
------------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments and Futures Contracts:
        Beginning of year                                                             6,695,396
        End of year                                                                  58,917,437
------------------------------------------------------------------------------------------------
     INCREASE IN NET UNREALIZED APPRECIATION                                         52,222,041
------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS, OPTIONS AND FUTURES CONTRACTS                               73,338,565
------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                                              $72,769,696
================================================================================================


                       See Notes to Financial Statements.

            12 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Annual Report


 Statements of Changes in Net Assets                                       For the Years Ended September 30,
                                                                              2003                    2002
---------------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income (loss)                                          $  (568,869)           $    27,041
     Net realized gain (loss)                                               21,116,524               (291,158)
     Increase (decrease) in net unrealized appreciation                     52,222,041             (6,857,493)
---------------------------------------------------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      72,769,696             (7,121,610)
---------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 8):
     Net investment income                                                          --               (687,564)
     Net realized gains                                                     (3,960,523)            (4,971,603)
---------------------------------------------------------------------------------------------------------------
     DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS              (3,960,523)            (5,659,167)
---------------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 9):
     Net proceeds from sale of shares                                       88,969,059            154,625,380
     Net asset value of shares issued for reinvestment of dividends          3,750,624              5,378,425
     Cost of shares reacquired                                             (68,896,536)           (76,613,356)
---------------------------------------------------------------------------------------------------------------
     INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS                    23,823,147             83,390,449
---------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS                                                      92,632,320             70,609,672

NET ASSETS:
     Beginning of year                                                     276,417,263            205,807,591
---------------------------------------------------------------------------------------------------------------
     END OF YEAR*                                                         $369,049,583           $276,417,263
===============================================================================================================
*   Includes undistributed net investment income of:                           $64,621               $136,224
===============================================================================================================



                       See Notes to Financial Statements.

            13 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Annual Report

Notes to Financial Statements

1. Significant Accounting Policies

The Smith Barney Small Cap Value Fund ("Fund"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Company consists of this Fund and eight other separate investment funds: Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Premier Selections Large Cap Fund, Smith Barney Premier Selections All Cap Growth Fund, Smith Barney Premier Selections Global Growth Fund, Smith Barney Group Spectrum Fund and Smith Barney Small Cap Growth Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (f) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any, at least annually; (h) gains or losses on the sale of securities are calculated using the specific identification method; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) class specific expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class or on another reasonable basis; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (l) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At September 30, 2003, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by these changes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

            14 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Annual Report

2.  Management Agreement and Other Transactions

Smith Barney Fund Management LLC("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.75% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Inc. ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended September 30, 2003, the Fund paid transfer agent fees of $297,770 to CTB.

Citigroup Global Markets Inc. ("CGM"), formerly known as Salomon Smith Barney Inc., another indirect wholly-owned subsidiary of Citigroup, acts as the Fund's distributor. For the year ended September 30, 2003, CGMand its affiliates did not receive any brokerage commissions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2003, CGM received sales charges of approximately $173,000 and $114,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the year ended September 30, 2003, CDSCs paid to CGM were approximately:

                         CLASS A            CLASS B               CLASS L
===========================================================================
CDSCs                    $1,000             $266,000              $9,000
===========================================================================

All officers and one Director of the Company are employees of Citigroup or its affiliates.

3. Investments

During the year ended September 30, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

===========================================================================
Purchases                                                     $200,426,354
---------------------------------------------------------------------------
Sales                                                          192,291,093
===========================================================================


            15 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Annual Report

At September 30, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

===========================================================================
Gross unrealized appreciation                                 $ 62,867,211
Gross unrealized depreciation                                   (3,416,813)
---------------------------------------------------------------------------
Net unrealized appreciation                                   $ 59,450,398
===========================================================================

4. Repurchase Agreements

The Fund purchases (and the custodian takes possession of) U.S. government securities from securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At September 30, 2003, the Fund did not hold any purchased call or put option contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When a written index option is exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing call option is that the Fund is exposed to the risk of the market price of the underlying security increases.

During the year ended September 30, 2003, the Fund did not enter into any written covered call or put option contracts.

            16 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Annual Report

6. Futures Contracts

Securities or cash equal to the initial margin amount are either deposited with the broker or segregated by the custodian upon entering into the futures contract. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts typically to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices.

At September 30, 2003, the Fund had the following open futures contracts:


                          NUMBER OF                    BASIS           MARKET      UNREALIZED
                          CONTRACTS    EXPIRATION      VALUE           VALUE         LOSS
===============================================================================================
CONTRACTS TO BUY:
Russell 2000 Index          45           12/03      $11,444,963     $10,976,625    $(468,338)
===============================================================================================


7. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended September 30, 2003, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:


                                            CLASS A            CLASS B               CLASS L
==============================================================================================
Rule 12b-1 Distribution Plan Fees           $203,245           $1,184,818            $972,903
==============================================================================================

For the year ended September 30, 2003, total Shareholder Servicing fees were as follows:


                                            CLASS A             CLASS B             CLASS L              CLASS Y
==================================================================================================================
Shareholder Servicing Fees                  $101,304            $159,379            $136,026               $107
==================================================================================================================


For the year ended September 30, 2003, total Shareholder Communication expenses were as follows:


                                            CLASS A              CLASS B             CLASS L              CLASS Y
===================================================================================================================
Shareholder Communication Expenses          $13,903              $30,603             $26,607                $26
===================================================================================================================




            17 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Annual Report


8. Distributions Paid to Shareholders by Class

                                              YEAR ENDED                  YEAR ENDED
                                          SEPTEMBER 30, 2003          SEPTEMBER 30, 2002
=========================================================================================
CLASS A
Net investment income                                 --                 $  510,106
Net realized gains                            $1,027,798                  1,245,474
-----------------------------------------------------------------------------------------
Total                                         $1,027,798                 $1,755,580
=========================================================================================
CLASS B
Net investment income                                 --                 $   91,375
Net realized gains                            $1,614,903                  2,034,664
-----------------------------------------------------------------------------------------
Total                                         $1,614,903                 $2,126,039
=========================================================================================
CLASS L
Net investment income                                 --                 $   86,083
Net realized gains                            $1,317,822                  1,691,465
-----------------------------------------------------------------------------------------
Total                                         $1,317,822                 $1,777,548
=========================================================================================
CLASS Y*
Net investment income                                 --                         --
Net realized gains                                    --                         --
-----------------------------------------------------------------------------------------
Total                                                 --                         --
=========================================================================================


* For the period April 14, 2003 (inception date) to September 30, 2003.

9. Capital Shares

At September 30, 2003, the Company had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.


Transactions in shares of each class were as follows:

                                                              YEAR ENDED                                     YEAR ENDED
                                                          SEPTEMBER 30, 2003                             SEPTEMBER 30, 2002
                                                 -----------------------------------             ---------------------------------
                                                   SHARES                   AMOUNT                 SHARES                 AMOUNT
----------------------------------------------------------------------------------------------------------------------------------

CLASS A
Shares sold                                      1,817,521              $ 29,822,064             2,736,184            $ 46,717,673
Shares issued on reinvestment                       64,745                   972,468               106,282               1,676,062
Shares reacquired                               (1,299,565)              (20,722,453)           (1,556,010)            (25,412,134)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                       582,701              $ 10,072,079             1,286,456            $ 22,981,601
==================================================================================================================================
CLASS B
Shares sold                                        972,080              $ 15,151,999             3,559,374            $ 60,837,939
Shares issued on reinvestment                      101,740                 1,514,905               126,536               1,995,473
Shares reacquired                               (1,621,938)              (24,866,650)           (1,733,315)            (27,941,866)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                           (548,118)             $ (8,199,746)            1,952,595            $ 34,891,546
==================================================================================================================================
CLASS L
Shares sold                                      1,012,174              $ 16,069,286             2,759,234            $ 47,069,768
Shares issued on reinvestment                       84,839                 1,263,251               108,237               1,706,890
Shares reacquired                               (1,236,977)              (18,766,788)           (1,451,450)            (23,259,356)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                           (139,964)             $ (1,434,251)            1,416,021            $ 25,517,302
==================================================================================================================================


            18 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Annual Report


                                                              YEAR ENDED                                     YEAR ENDED
                                                          SEPTEMBER 30, 2003                             SEPTEMBER 30, 2002
                                                 -----------------------------------             ---------------------------------
                                                   SHARES                   AMOUNT                 SHARES                 AMOUNT
==================================================================================================================================
CLASS Y*
Shares sold                                      1,558,872              $ 27,925,710                  --                      --
Shares reacquired                                 (258,880)               (4,540,645)                 --                      --
----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                     1,299,992              $ 23,385,065                  --                      --
==================================================================================================================================


* For the period April 14, 2003 (inception date) to September 30, 2003.

10. Income Tax Information and Distributions to Shareholders At September 30, 2003, the tax basis components of distributable earnings were:

===========================================================================
Undistributed ordinary income                                  $ 2,539,644
---------------------------------------------------------------------------
Accumulated capital gains                                       13,582,964
---------------------------------------------------------------------------
Unrealized appreciation                                         59,450,398
===========================================================================

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the mark-to-market of derivative securities.

The tax character of distributions paid during the year ended September 30, 2003 was:

===========================================================================
Ordinary income                                                 $  768,925
Long-term capital gains                                          3,191,598
---------------------------------------------------------------------------
Total                                                           $3,960,523
===========================================================================


11. Subsequent Event

The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Fund's Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

            19 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Annual Report

CAM has begun to take corrective actions. CAM will pay to the applicable funds $16 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

            20 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Annual Report


Financial Highlights

For a share of capital stock outstanding throughout each year ended September
30, unless otherwise noted:

CLASS A SHARES                                   2003(1)         2002(1)        2001(1)        2000(1)       1999(1)(2)
=======================================================================================================================

NET ASSET VALUE, BEGINNING OF YEAR               $14.45         $14.19          $14.85         $12.10          $11.40
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
   Net investment income                           0.06           0.09            0.20           0.16            0.15
   Net realized and unrealized gain                3.94           0.64            0.27           2.78            0.55
-----------------------------------------------------------------------------------------------------------------------
Total Income From Operations                       4.00           0.73            0.47           2.94            0.70
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                             --         (0.14)          (0.18)         (0.19)              --
   Net realized gains                            (0.21)         (0.33)          (0.95)             --              --
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.21)         (0.47)          (1.13)         (0.19)              --
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                     $18.24         $14.45          $14.19         $14.85          $12.10
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                      27.98%          4.88%           3.26%         24.71%           6.14%++
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)                 $101,798        $72,196         $52,670        $40,693         $37,308
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                        1.19%          1.18%           1.20%          1.28%           1.32%+
   Net investment income                           0.36           0.58            1.33           1.28            1.94+
-----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                              68%            49%             47%            48%              7%
=======================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  For the period February 26, 1999 (inception date) to September 30, 1999.
++ Total return is not annualized, as it may not be representative of the total return of the year.
+    Annualized.

            21 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Annual Report


Financial Highlights (continued)

For a share of capital stock outstanding throughout each year ended September
30, unless otherwise noted:

CLASS B SHARES                                   2003(1)         2002(1)        2001(1)        2000(1)       1999(1)(2)
=======================================================================================================================
NET ASSET VALUE, BEGINNING OF YEAR               $14.35         $14.10          $14.76         $12.05          $11.40
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income (loss)                  (0.06)         (0.03)            0.08           0.07            0.09
   Net realized and unrealized gain                3.91           0.63            0.28           2.76            0.56
-----------------------------------------------------------------------------------------------------------------------
Total Income From Operations                       3.85           0.60            0.36           2.83            0.65
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                             --         (0.02)          (0.07)         (0.12)              --
   Net realized gains                            (0.21)         (0.33)          (0.95)             --              --
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.21)         (0.35)          (1.02)         (0.12)              --
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                     $17.99         $14.35          $14.10         $14.76          $12.05
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                      27.12%          4.03%           2.52%         23.70%           5.70%++
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)                 $131,657       $112,946         $83,426        $65,125         $60,620
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                        1.95%          1.94%           1.97%          2.04%           2.08%+
   Net investment income (loss)                   (0.41)         (0.19)           0.56           0.52            1.19+
-----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                              68%            49%             47%            48%              7%
=======================================================================================================================


(1) Per share amounts have been calculated using the monthly average shares method.
(2)  For the period February 26, 1999 (inception date) to September 30, 1999.
++ Total return is not annualized, as it may not be representative of the total return of the year.
+    Annualized.

            22 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Annual Report


Financial Highlights (continued)


For a share of capital stock outstanding throughout each year ended September
30, unless otherwise noted:

CLASS L SHARES                                               2003(1)         2002(1)        2001(1)        2000(1)       1999(1)(2)
===================================================================================================================================
NET ASSET VALUE, BEGINNING OF YEAR                           $14.35         $14.10          $14.76         $12.05          $11.40
-----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income (loss)                               (0.06)         (0.03)           0.08           0.07            0.09
   Net realized and unrealized gain                            3.90           0.63            0.28           2.76            0.56
-----------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                   3.84           0.60            0.36           2.83            0.65
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                         --          (0.02)          (0.07)         (0.12)             --
   Net realized gains                                         (0.21)         (0.33)          (0.95)            --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (0.21)         (0.35)          (1.02)         (0.12)             --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                 $17.98         $14.35          $14.10         $14.76          $12.05
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                  27.05%          4.04%           2.52%         23.70%           5.70%++
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)                             $111,838        $91,275         $69,712        $46,299         $43,212
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                    1.96%          1.94%           1.96%          2.04%           2.08%+
   Net investment income (loss)                               (0.41)         (0.19)           0.55           0.52            1.20+
-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                          68%            49%             47%            48%              7%
===================================================================================================================================


(1) Per share amounts have been calculated using the monthly average shares method.
(2)  For the period February 26, 1999 (inception date) to September 30, 1999.
++ Total return is not annualized, as it may not be representative of the total return of the year.
+    Annualized.

            23 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Annual Report


Financial Highlights (continued)


For a share of capital stock outstanding throughout the period ended
September 30:

CLASS Y SHARES                                                    2003(1)(2)
============================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                $14.57
----------------------------------------------------------------------------
INCOME FROM OPERATIONS:
   Net investment income                                              0.06
   Net realized and unrealized gain                                   3.64
----------------------------------------------------------------------------
Total Income From Operations                                          3.70
----------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                --
   Net realized gains                                                   --
----------------------------------------------------------------------------
Total Distributions                                                     --
----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $18.27
----------------------------------------------------------------------------
TOTAL RETURN++                                                       25.39%
----------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                                   $23,757
----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
   Expenses                                                           0.80%
   Net investment income                                              0.75
----------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                 68%
============================================================================


(1)  For the period April 14, 2003 (inception date) to September 30, 2003.
(2) Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

            24 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Annual Report

Independent Auditors' Report

The Shareholders and Board of Directors of
Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Small Cap Value Fund of Smith Barney Investment Funds Inc. ("Fund") as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period from February 26, 1999 (commencement of operations) to September 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and broker. As to securities purchased or sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period from February 26, 1999 to September 30, 1999, in conformity with accounting principles generally accepted in the United States of America.

                                                                        KPMG LLP

New York, New York
November 11, 2003, except for Note 11
Subsequent Event which is dated November 28, 2003






            25 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Annual Report

 Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Smith Barney Small Cap Value Fund ("Fund") are managed under the direction of the Smith Barney Investment Funds Inc. ("Company") Board of Directors. Information pertaining to the Directors and certain officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).


                                                                                                     NUMBER
                                                                                                 OF PORTFOLIOS
                                                          TERM OF             PRINCIPAL            IN THE FUND           OTHER
                                                        OFFICE* AND          OCCUPATION(S)           COMPLEX         DIRECTORSHIPS
                                   POSITION(S) HELD       LENGTH OF          DURING PAST            OVERSEEN           HELD BY
NAME, ADDRESS AND AGE                  WITH FUND         TIME SERVED          FIVE YEARS           BY DIRECTOR         DIRECTOR
==================================================================================================================================
NON-INTERESTED DIRECTORS:

Paul R. Ades                           Director             Since        Law Firm of Paul R. Ades,     15                None
Paul R. Ades, PLLC                                          1994         PLLC (April 2000-Present);
181 West Main Street, Suite C                                            Partner in Law Firm of
Babylon, NY 11702                                                        Murov & Ades, Esqs.
Age 63                                                                   (until March 2000)

Herbert Barg                           Director             Since        Retired                       42                None
1460 Drayton Lane                                           1994
Wynewood, PA 19096
Age 80

Dwight B. Crane                        Director             Since        Professor, Harvard            49                None
Harvard Business School                                     1981         Business School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 66

Frank G. Hubbard                       Director             Since        President of Avatar           15                None
Avatar International, Inc.                                  1993         International, Inc. (business
87 Whittredge Road                                                       development) (since 1998);
Summit, NJ 07901                                                         Vice President of S&S
Age 66                                                                   Industries (chemical
                                                                         distribution) (from1995-1998)

Jerome H. Miller                       Director             Since        Retired                       15                None
c/o R. Jay Gerken                                           1998
Citigroup Asset Management ("CAM")
399 Park Avenue, 4th Floor
New York, NY 10022
Age 64

Ken Miller                             Director             Since        President of Young Stuff      15                None
Young Stuff Apparel Group, Inc.                             1994         Apparel Group, Inc.
930 Fifth Avenue, Suite 610                                              (since 1963)
New York, NY 10021
Age 62


            26 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Annual Report


Additional Information (unaudited) (continued)


                                                                                                     NUMBER
                                                                                                 OF PORTFOLIOS
                                                          TERM OF             PRINCIPAL            IN THE FUND           OTHER
                                                        OFFICE* AND          OCCUPATION(S)           COMPLEX         DIRECTORSHIPS
                                   POSITION(S) HELD       LENGTH OF          DURING PAST            OVERSEEN           HELD BY
NAME, ADDRESS AND AGE                  WITH FUND         TIME SERVED          FIVE YEARS           BY DIRECTOR         DIRECTOR
==================================================================================================================================
INTERESTED DIRECTORS:

R. Jay Gerken, CFA**                   Chairman,            Since    Managing Director of Citigroup        219               None
CAM                                    President and        2002     Global Markets Inc. ("CGM")
399 Park Avenue, 4th Floor             Chief Executive               Chairman, President and Chief
New York, NY 10022                     Officer                       Executive Officer of Smith Barney
Age 52                                                               Fund Management LLC ("SBFM"),
                                                                     Travelers Investment Adviser, Inc.
                                                                     ("TIA") and Citi Fund Management
                                                                     Inc. ("CFM"); President and Chief
                                                                     Executive Officer of certain mutual
                                                                     funds associated with Citigroup
                                                                     Inc. ("Citigroup"); Formerly Portfolio
                                                                     Manager of Smith Barney Allocation
                                                                     Series Inc. (from 1996-2001) and
                                                                     Smith Barney Growth and Income
                                                                     Fund (from 1996-2000)

OFFICERS:

Andrew B. Shoup***                     Senior Vice         Since     Director of CAM; Senior Vice          N/A               N/A
CAM                                    President and        2003     President and Chief Administrative
125 Broad Street                       Chief Administrative          Officer of mutual funds associated
10th Floor                             Officer                       with Citigroup Inc.; Head of
New York, NY 10004                                                   International Funds Administration
Age 47                                                               of CAM from 2001 to 2003;
                                                                     Director of Global Funds Administration
                                                                     of CAM from 2000 to 2001; Head of
                                                                     U.S. Citibank Funds Administration
                                                                     of CAM from 1998 to 2000

Richard L. Peteka                      Chief                Since    Director of CGM; Chief                N/A               N/A
CAM                                    Financial            2002     Financial Officer and Treasurer
125 Broad Street, 11th Floor           Officer and                   of certain mutual funds
New York, NY 10004                     Treasurer                     affiliated with Citigroup;
Age 42                                                               Director and Head of
                                                                     Internal Control for CAM U.S.
                                                                     Mutual Fund Administration
                                                                     (from 1999-2002); Vice President,
                                                                     Head of Mutual Fund
                                                                     Administration and Treasurer
                                                                     at Oppenheimer Capital
                                                                     (from 1996-1999)

John G. Goode                          Vice President       Since    Managing Director of                  N/A               N/A
CAM                                    and Investment       1999     CGM and Investment
One Sansome Street                     Officer                       Officer of SBFM
San Francisco, CA 94104
Age 59

Peter J. Hable                         Vice President       Since    Managing Director of                  N/A               N/A
CAM                                    and Investment       1999     CGM and Investment
One Sansome Street                     Officer                       Officer of SBFM
San Francisco, CA 94104
Age 45

            27 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Annual Report


Additional Information (unaudited) (continued)

                                                                                                     NUMBER
                                                                                                 OF PORTFOLIOS
                                                          TERM OF             PRINCIPAL            IN THE FUND           OTHER
                                                        OFFICE* AND          OCCUPATION(S)           COMPLEX         DIRECTORSHIPS
                                   POSITION(S) HELD       LENGTH OF          DURING PAST            OVERSEEN           HELD BY
NAME, ADDRESS AND AGE                  WITH FUND         TIME SERVED          FIVE YEARS           BY DIRECTOR         DIRECTOR
==================================================================================================================================
Thomas B. Driscoll                     Investment           Since        Director of CGM and               N/A               N/A
CAM                                    Officer              1999         Investment Officer of SBFM
One Sansome Street
San Francisco, CA 94104
Age 40

Kaprel Ozsolak                         Controller           Since        Vice President of CGM;            N/A               N/A
CAM                                                         2002         Controller of certain funds
125 Broad Street, 11th Floor                                             associated with Citigroup
New York, NY 10004
Age 38

Robert I. Frenkel***                   Secretary            Since        Managing Director and             N/A               N/A
CAM                                    and Chief            2003         General Counsel of Global
300 First Stamford Place               Legal Officer                     Mutual Funds for CAM and
4th Floor                                                                its predecessor (since
Stamford, CT 06902                                                       1994); Secretary of CFM;
Age 48                                                                   and Chief Legal Officer
                                                                         of mutual funds associated
                                                                         with Citigroup Inc.


---------
* Each Director and officer serves until his or her successor has been duly elected and qualified.
** Mr. Gerken is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.
***  As of November 25, 2003.

            28 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Annual Report

Tax Information (unaudited)

For Federal tax purposes the Fund hereby designated for the fiscal year ended September 30, 2003:

      o A corporate dividends received deduction of 80.61%.

      o Total long-term capital gain distributions paid of $3,191,598.





            29 SMITH BARNEY SMALL CAP VALUE FUND | 2003 Annual Report

                      (This page intentionally left blank.)

                      (This page intentionally left blank.)

                     (This page intentionally left blank.)

                                  SMITH BARNEY
                              SMALL CAP VALUE FUND

    DIRECTORS
    Paul R. Ades
    Herbert Barg
    Dwight B. Crane
    R. Jay Gerken, CFA
      Chairman
    Frank G. Hubbard
    Jerome H. Miller
    Ken Miller

    OFFICERS
    R. Jay Gerken, CFA
    President and
    Chief Executive Officer

    Andrew B. Shoup*
    Senior Vice President and
    Chief Administrative Officer

    Richard L. Peteka
    Chief Financial Officer
    and Treasurer

    John G. Goode
    Vice President and
    Investment Officer

    Peter J. Hable
    Vice President and
    Investment Officer

    Thomas B. Driscoll
    Investment Officer

    Kaprel Ozsolak
    Controller

    Robert I. Frenkel*
    Secretary and
    Chief Legal Officer


    INVESTMENT MANAGER
    Smith Barney Fund
      Management LLC


    DISTRIBUTOR
    Citigroup Global Markets Inc.


    CUSTODIAN
    State Street Bank and
      Trust Company

    TRANSFER AGENT
    Citicorp Trust Bank, fsb.
    125 Broad Street, 11th Floor
    New York, New York 10004


    SUB-TRANSFER AGENT
    PFPC Inc.
    P.O. Box 9699
    Providence, Rhode Island
    02940-9699



    *As of November 25, 2003

         SMITH BARNEY INVESTMENT FUNDS INC.
------------------------------------------------------------------------------
         SMITH BARNEY SMALL CAP VALUE FUND

         The Fund is a separate investment fund of the Smith Barney Investment Funds Inc., a Maryland corporation.


This report is submitted for the general information of the shareholders of Smith Barney Investment Funds Inc. -- Smith Barney Small Cap Value Fund, but it also may be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after December 31, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

Smith Barney Small Cap Value Fund
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004


For complete information on any of the Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarneymutualfunds.com




(C)2003 Citigroup Global Markets Inc.
Member NASD, SIPC

FD01745  11/03                                                           03-5654

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Directors of the registrant has determined that Dwight B. Crane, a member of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Crane as the Audit Committee's financial expert. Mr. Crane is an "independent" Director pursuant to paragraph (a)(2) of
         Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
              Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

         (a)  Code of Ethics attached hereto.

         Exhibit 99.CODE ETH

         (b)  Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

SMITH BARNEY INVESTMENT FUNDS INC.

By:      /s/ R. Jay Gerken R. Jay Gerken
         Chief Executive Officer of
         SMITH BARNEY INVESTMENT FUNDS INC.

Date:    December 12, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ R. Jay Gerken
         R. Jay Gerken
         Chief Executive Officer of
         SMITH BARNEY INVESTMENT FUNDS INC.

Date:    December 12, 2003

By:      /s/ Richard L. Peteka
         Richard L. Peteka
         Chief Financial Officer of
         SMITH BARNEY INVESTMENT FUNDS INC.

Date:    December 12, 2003